Exhibit 10.1

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER THIS NOTE NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

REVOLVING CREDIT NOTE

$1,500,000.00	May 25th, 2022

Effective May 12th, 2022

FOR VALUE RECEIVED, the undersigned, LAREDO OIL, INC., a Delaware corporation (the “Borrower”) hereby unconditionally promises to pay to the order of AEI MANAGEMENT, INC., a Colorado corporation (the “Lender”) or its assigns, in lawful money of the United States of America, and in immediately payable funds, on May 1, 2023, or such later date as requested by Borrower and agreed to in writing by the Lender in its sole discretion (the “Maturity Date”), the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000.00) (the “Commitment Amount”) or such lesser amount as may be outstanding under this Revolving Credit Promissory Note (the “Note”), together with accrued unpaid interest as set forth herein.

1.       Revolving Facility.

1.1    Subject to the terms hereof, the Lender may, at its sole discretion, agree to make advances (each an “Advance”) to the Borrower upon the Borrower’s request in an aggregate amount not to exceed in a 30-day period One Hundred Fifty Thousand dollars ($150,000.00) or such lesser amounts that when combined, shall not exceed the Commitment Amount. The Lender agrees that any Borrowing Notice Requests will be submitted to the Lender at least seven (7) days prior to any advances. Borrower understands that the intent of this Note is to assist the Borrower with funds for payroll and ordinary trade payables incurred in the ordinary course of business and hereby agrees that Lender will only consider Borrowing Notice Requests on a bi-monthly basis. Borrower acknowledges and agrees that the Lender has no obligation of any kind to make any Advance and may elect at any time and without cause to not make any Advances. The Borrower and the Lender shall agree upon mutually acceptable borrowing notice procedures.

1.2    The Lender’s records of all Advances and payments made hereunder shall, absent manifest error, be binding on the Borrower for all purposes.

1.3    Principal amounts repaid or prepaid hereunder, subject to the terms hereof, may be reborrowed.

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AEI Mangagement, Inc. Revolving Credit Note - Laredo Oil, Inc.

2.       Interest; Net Payments.

2.1    All loans outstanding hereunder shall bear interest, upon any net balance outstanding at the close of each day, which interest will be payable by the Borrower every ninety (90) days following the date of the first drawdown on May 12, 2022. This Note shall bear interest equal to eight and three quarters percent (8.75%) per annum. Interest shall be calculated on a 360-day calendar. All principal and accrued interest shall be due on the Maturity Date. If the Borrower does not pay the outstanding principal and any accrued interest due and owed by the Maturity Date, such amount(s) shall automatically be compounded at the Default Rate (defined below). Principal shall be repaid in full on the Maturity Date or upon such earlier date upon which demand therefor may be made by the Lender as a result of an Event of Default; provided however, that two (2) days advance notice of any such demand is given to the Borrower.

2.2    Any amounts outstanding on the earliest of (i) the occurrence of an Event of Default and the passage of any applicable cure period or (ii) the Maturity Date, to the extent permitted by applicable law, shall accrue interest equal to the lesser of sixteen percent (16%) per annum (calculated on a year of 360 days) compounded quarterly (the “Default Rate”) or the maximum rate of interest permitted by applicable law.

2.3    All payments hereunder shall be made to the account specified by the Lender to the Borrower in immediately available funds in United States Dollars without setoff, defense or counterclaim or withholding on account of taxes, levies, duties or any other deduction whatsoever. Whenever any payment to be made hereunder shall be otherwise due on a day which is not a business day, such payment shall be made on the next succeeding business day, unless such date falls into the next calendar month (in which case payment is to be made on the preceding date) and such extension of time shall in such case be included in the computation of interest.

3.       Conversion Rights.

3.1 Subject to, and in compliance with, the provisions contained herein, Lender is entitled, at its option, at any time before maturity, to convert all or any part of the outstanding and unpaid principal and accrued interest amount of this Note into fully paid and non-assessable shares of common stock, par value $0.0001, of the Borrower (calculated as to each conversion to nearest share, the “Conversion Shares”) evidenced by the submission of a Conversion Notice form attached hereto as Exhibit B; but, in no event shall the Holder be entitled to convert any portion of this Convertible Note in excess of that portion of this Convertible Note upon conversion of which the sum of (i) the number of shares of common stock beneficially owned by the Holder and its affiliates prior to conversion, and (ii) the number of Conversion Shares of the portion of this Convertible Note with respect to which the determination of this provision is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the issued and outstanding shares of common stock of the Company. For purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulations 13D-G thereunder, except as otherwise provided in clause (i) of this proviso; however, this limitation on conversion may be waived by the Lender upon, at the election of the Lender, with not less than 61 days’ prior written notice to the Company, and the provisions of this limitation on conversion shall continue. The conversion price per Conversion Share (the “Conversion Price”) shall be determined as follows:

(a)       if the Borrower’s common stock is not listed for trading on an exchange or quoted for trading on the OTC Bulletin Board or OTC Markets, the Conversion Price shall be the lesser of (i) par value of the Borrower’s common stock or (2) the cost basis of the most recent, non-affiliate issuance of common stock

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AEI Mangagement, Inc. Revolving Credit Note - Laredo Oil, Inc.

(b)       if the Borrower’s common stock is listed for trading on an exchange or quoted for trading on the OTC Bulletin Board or OTC Markets, the Conversion Price shall be:

•	a 20% discount to the closing price of the common stock as reported by the Borrower’s primary market on the trading day immediately preceding the issuance of the Conversion Notice by the Lender to the Borrower

In connection with the conversion of any amounts due under this Note, the Lender shall execute and deliver to the Borrower all subscription agreements and any other related documents that the Borrower may reasonably require.

4.       Conversion Operation.

Lender shall affect the conversion of this Note pursuant to this Section 4 by providing notice to the Borrower of its intent to convert. Not later than three (3) trading days after receipt of such notice from Lender, Borrower shall deliver to Lender or instruct its transfer agent to deliver to Lender, a certificate, certificates or book entry statement representing the number of shares of common stock being acquired upon the conversion of this Note.

In case Borrower shall, after the original issue date of this Note (i) subdivide its outstanding shares of common stock into a greater number of shares or issue additional shares of common stock for no consideration as a stock dividend, (ii) combine its outstanding shares of common stock into a smaller number of shares of common stock, or (iii) issue any shares of its capital stock in a reclassification of the common stock, then the number of common shares receivable upon conversion of this Note immediately prior thereto shall be adjusted so that Lender shall be entitle to receive the kind and number of common shares of other securities of Borrower which it would have owned or have been entitled to receive had this Note been converted in advance thereof. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

5.         Limitation on Conversion.

Notwithstanding anything to the contrary herein, in no event shall this Note be converted into shares of common stock or other securities of the Borrower to the extent that such conversion would result in Lender and its affiliates together beneficially owning more than 4.99% of the outstanding shares of the Borrower’s common stock. For purposes of this Section 5, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder.

6.       Consent Requirements.

So long as any Principal Amount remains outstanding hereunder, Borrower shall not, in each case without first obtaining the prior written consent of the Lender:

a.       redeem, repurchase or otherwise acquire, or declare or pay any cash dividend or distribution on any capital stock of Borrower;

b.       increase the par value of Borrower’s common stock;

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AEI Mangagement, Inc. Revolving Credit Note - Laredo Oil, Inc.

       c.       create or issue any debt instrument or incur any indebtedness or redeem, repurchase, prepay or otherwise acquire any outstanding debt securities or indebtedness of Borrower (other than trade payables incurred in the ordinary course of business consistent with past practice), except as expressly required by the terms of such securities or indebtedness;

d.       sell all or substantially all of Borrower’s assets or stock, or consolidate or merge with another entity;

e.       liquidate, dissolve, recapitalize or reorganize;

f.       enter into any agreement, commitment, understanding or other arrangement to take any of the foregoing actions; or

g.       cause or authorize any subsidiary of Borrower to engage in any of the foregoing actions.

7.        Satisfaction and Discharge of the Note.

This Note shall cease to be of further effect (except as to any surviving rights of conversion, transfer of exchange herein expressly provided for) when the Borrower has:

(a)       paid or caused to be paid all sums payable hereunder by the Borrower including all principal and accrued interest under the Note; and

(b)       complied with all conditions precedent herein relating to the satisfaction and discharge of this Note.

Upon satisfaction of this Note, the Lender shall furnish a Satisfaction of Note confirming the Borrower has paid in full all principal and accrued interest owed to the Lender.

8.        Prepayment.

This Note may be prepaid, in whole or in part, without penalty within five (5) business days prior written notice to the Lender. Any prepayments received will be attributable to any outstanding interest first and outstanding principal second.

9.       Events of Default.

4.1    In the event of any of the following (each, an “Event of Default”):

(a)    the Borrower fails to pay any principal amount when due hereunder whether at maturity or upon demand or otherwise;

(b)    the Borrower fails to pay any interest or other amount when due hereunder;

(c)    the Borrower shall have made a material misrepresentation herein or in any other document or agreement delivered to the Lender in connection with this Note;

(d)    the Borrower fails to perform any agreement or covenant contained herein or under any other document or agreement delivered to the Lender in connection with this Note;

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AEI Mangagement, Inc. Revolving Credit Note - Laredo Oil, Inc.

(e)    (i) the Borrower voluntarily commences a case or proceeding seeking liquidation, reorganization or other relief with respect to the Borrower or any of its debts under any bankruptcy, insolvency or other similar law or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property (hereinafter, a “Proceeding”), or (ii) an involuntary Proceeding is commenced against the Borrower, and such involuntary Proceeding shall remain undismissed and unstayed for a period of thirty (30) days, or (iii) an order for relief shall be entered against the Borrower with respect to the disposition of any of its respective property under the bankruptcy laws as now or hereafter in effect, or (iv) the Borrower makes an assignment for the benefit of its creditors or admits in writing its inability to pay its debts;

(f)    the Borrower fails to pay any other indebtedness (on account of borrowed money or similar liability) when due, and such failure continues unremedied for more than five (5) business days following notice of the failure to pay;

(g)    one or more judgments or decrees shall be entered by a court or courts against the Borrower or any of its properties;

(h)    the Borrower sells, transfers or assigns the Note or any of the loans or Advances thereunder without the prior written consent of Lender; or

(i)    Borrower terminates or dissolves its business or takes any actions designed or intended to impair or limit in any material respect the ability of Borrower to conduct its business in the ordinary course consistent with past practices;

(j)       A Change of Control of the Company occurs. For the purpose of this Note, a “Change of Control” shall mean a change in control (i) as set forth in Section 280G of the Internal Revenue Code or (ii) of a nature that would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; provided that, without limitation, such a change in control shall be deemed to have occurred at such time as:

(i)       any "person", after the execution of this Note, other than the Lender becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's outstanding securities then having the right to vote at elections of directors; or,

(ii)        the individuals who at the date of this Note constitute the Board of Directors cease for any reason to constitute a majority thereof unless the election, or nomination for election, of each new director was approved by a vote of at least two thirds of the directors then in office who were directors at the date of this Note then, and in any such event, the Noteholder may by written notice to the Company declare the entire unpaid principal amount of this Note outstanding together with accrued interest thereon due and payable, and the same shall, unless such default be cured within 20 business days after such notice, forthwith become due and payable upon the expiration of such 20 day period, without presentment, demand, protest, or other notice of any kind, all of which are expressly waived.

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AEI Mangagement, Inc. Revolving Credit Note - Laredo Oil, Inc.

(k)       The Company sells all or substantially all of its assets or merges or is consolidated with another corporation in which the Company is not the surviving corporation, or the accounting acquiror in the event of a reverse merger; or

the obligations hereunder shall immediately and automatically become due and payable in full without further demand or notice, and the Lender shall be entitled to exercise all of its rights and remedies under this Note, and as otherwise provided under applicable law.

10.       Suits for Enforcement and Remedies.

If any one or more Events of Default shall occur, the Lender may proceed to (i) protect and enforce Lender’s rights either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, condition or agreement contained in this Note or in any agreement or document referred to herein or in aid of the exercise of any power granted in this Note or in any agreement or document referred to herein, (ii) enforce the payment of this Note, or (iii) enforce any other legal or equitable right of the Lender. No right or remedy herein or in any other agreement or instrument conferred upon the Lender is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

11.       Lender’s Expenses.

The Borrower agrees to pay or reimburse the Lender for all its reasonable costs and expenses incurred in connection with the enforcement, collection or preservation of any rights under this Note including, without limitation, reasonable fees and disbursements of counsel to the Lender. The agreements in this Section 9 shall survive repayment of the Note.

12.       Governing Law and Jurisdiction

This Note shall be governed by and construed and interpreted in accordance with the laws of the State of Texas applicable to contracts made and to be performed entirely therein, without giving effect to the rules and conflicts of law. The Borrower agrees that there are sufficient minimum contacts of the Borrower with the State of Texas for the purpose of conferring jurisdiction upon the federal and state courts presiding in any such county and state. The Borrower consents that any legal action or proceeding arising hereunder may be brought in the District and County Courts of the State of Texas or the United States District Court for the Northern District of Texas and assents and submits to personal jurisdiction of any such court in any action or proceeding involving the Borrower or this Note.

THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS NOTE OR ANY OTHER LOAN DOCUMENT, COMMON STOCK ISSUANCE OR LEGEND REMOVAL AND FOR ANY COUNTERCLAIM THEREIN.

13.        Representations and Warranties of the Borrower.

The Borrower covenants and agrees that for so long as any portion of the indebtedness evidenced by this Note, whether principal, accrued and unpaid interest or any other amount at any time due hereunder, remains unpaid, the Borrower represents and acknowledges:

(a)       it is a Delaware Corporation duly organized, existing and in good standing;

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AEI Mangagement, Inc. Revolving Credit Note - Laredo Oil, Inc.

(b)       do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and to comply in all material respects with all laws, regulations and orders of each governmental authority having jurisdiction over the Borrower;

(c)        it has the authority to and has taken all necessary actions in order to execute and deliver this Note and to perform the terms and provisions set forth herein;

(d)       the Borrower’s obligations under this Note are legal, valid and binding and enforceable against the Borrower in accordance with their terms;

(e)        the Borrower shall provide the Lender with such financial and operational information regarding the Borrower, its affiliates and their respective business operations as the Lender may from time to time request;

(f)       without the prior written consent of the Lender, the Borrower shall not amend its governing documents in any manner that would be adverse to the Lender;

(g)        without the prior written consent of the Lender, the Borrower shall not directly or indirectly encumber, pledge, hypothecate or charge, any of its assets or properties or sell substantially all of its assets or properties;

(h)       agree that it will not discharge any principal or accrued interest through the US Bankruptcy Courts;

(i)       promptly following the occurrence of an Event of Default furnish to the Noteholder a written statement of the Borrower’s President or Chief Financial Officer setting forth the details of such Event of Default and the action which the Borrower proposes to take with respect thereto;

(j)       at all times maintain true and complete records and books of account in which all of the financial transactions of the Borrower are duly recorded in conformance with U.S. generally accepted accounting principles;

(k)       after becoming a fully reporting publicly traded company, maintain the registration of the Company’s Common Stock under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”), and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports, and other filings required to be filed by the Company after the date hereof pursuant to the Exchange Act;

(l)       in the event the Company should issue the Lender Conversion Shares, for as long as the Lender owns any Conversion Shares, the Borrower will take such further action as any holder of Conversion Shares may reasonably request, to the extent required from time to time to enable such holder to sell such Conversion Shares without registration under the Act, including without limitation, within the requirements of the exemption provided by Rule 144;

(m)       furnish the Lender and the Borrower’s transfer agent with all reasonably necessary documents to remove any restrictive legends affixed to any Conversion Shares;

(n)       notify the Lender of any pending civil or regulatory action or investigation;

(o)       the Lender is not registered with the U.S. Securities and Exchange Commission (the “Commission”), is not deemed a ‘dealer’ and is not required to comply with Section 15(a)(1) of the Securities Exchange Act of 1934. The Lender agrees that is will not make any such claims that the Note or any of the covenants contained in the Note are invalid due to the Lender’s failure to comply with Section 15(a)(1).

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AEI Mangagement, Inc. Revolving Credit Note - Laredo Oil, Inc.

14.       Notices.

All notices required to be given to any of the parties hereunder shall be in writing and shall be deemed to have been sufficiently given for all purposes when presented personally to such party, sent by telecopier (with the original timely mailed), or sent by registered, certified or express mail, return receipt requested, to such party at its address set forth below:

If to the Borrower to:	Laredo Oil, Inc.

2021 Guadalupe Street

Suite 260

Austin, TX 78705

ATTENTION: Bradley Sparks

If to the Lender to:	AEI Management, Inc.

2600 E. Southlake Blvd.,

Ste 120-366

Southlake, TX 76092

ATTENTION: Harry McMillan

or hereafter given to the other party hereto pursuant to the provisions of this Note.

15.       Representations of the Lender.

(a)               Accredited Investor; Investment IntentSection 1.02. Lender is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. This Note and any Conversion Shares are being acquired by Lender for its own account for investment purposes only and not with a view to resale or distribution; Lender has no present intention of selling, granting any participation in, or otherwise distributing the same. Lender does not have any contract with any person to sell, transfer or grant participations to such person with respect to any portion of this Note or any Conversion Shares. Lender has such knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of this Note and any Conversion Shares, is able to incur a complete loss of its investment and is able to bear the economic risk of such investment for an indefinite period of time. Lender has had an opportunity to complete its due diligence review of the Borrower and to ask questions of and receive answers from the Borrower and its representatives, and all such questions have been answered to the full satisfaction of Lender. Lender acknowledges that this Note and any Conversion Shares are not registered under the Securities Act of 1933, as amended, or any state securities laws, and that this Note and any Conversion Shares may not be transferred or sold except pursuant to the registration provisions of the Securities Act of 1933, as amended or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable.

(b)                                Lender understands that Borrower is relying upon the truth and accuracy of the representations herein. Lender will, upon providing any Conversion Notice, deliver an executed Lender questionnaire that reaffirms its representations and warranties herein with respect to its acquisition of any Conversion Shares.

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AEI Mangagement, Inc. Revolving Credit Note - Laredo Oil, Inc.

16.       Conformity with Usury Laws.

It is the intent of the Lender and the Borrower to comply at all times with applicable usury laws. If at any time such laws would render usurious any amounts called for under this Note, then it is the express intention of the Borrower and the Lender that such excess amount be immediately credited on the principal balance of this Note (or, if this Note has been fully paid, refunded by the Lender to the Borrower, and the Borrower shall accept such refund), and the provisions hereof be immediately deemed to be reformed and the amounts thereafter collectible hereunder reduced to comply with the then applicable laws, without the necessity of the execution of any further documents, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

17.       Assignability.

This Note shall be binding upon the Borrower and its successors and assigns and shall inure to be the benefit of the Lender and its successors and assigns. Each transferee of this Note must be an “accredited investor” (as defined in Rule 501(a) of the 1933 Act). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

18.       Amendment; Entire Agreement.

(a)    This Note may not be changed, waived, modified or discharged orally but only by an agreement in writing, signed by the party against whom enforcement of any such change, waiver, modification or discharge is sought. This Note may not be assigned by the Borrower. This Note shall be binding on the Borrower and shall inure to the benefit of the Lender.

(b)    This Note represents the agreement of the Borrower and the Lender with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Lender relative to the subject matter hereof not expressly set forth or referred to herein or under any other document or agreement delivered to the Lender in connection with this Note.

19.       Severability.

If any term or provision of this Note or the application thereof to any person or circumstance shall to any extent be invalid, illegal or unenforceable, the remainder of this Note or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby.

- SIGNATURE PAGE FOLLOWS -

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AEI Mangagement, Inc. Revolving Credit Note - Laredo Oil, Inc.

IN WITNESS WHEREOF, the parties hereto have caused this Note to be executed by their duly authorized officers as of the date and year first written above.

BORROWER:

Laredo Oil, Inc., a Delaware Corporation

/s/ Bradley Sparks
Name: Bradley Sparks Title: Chief Financial Officer

LENDER:

AEI Management, Inc., a Colorado Corporation

/s/ Harry McMillan
Name: Harry McMillan Title: President

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AEI Mangagement, Inc. Revolving Credit Note - Laredo Oil, Inc.

EXHIBIT ‘A’

BORROWING NOTICE REQUEST

To:	AEI Management, Inc.

2600 E. Southlake Blvd.

Ste 120-366

Southlake, TX 76092

ATTENTION:	Harry McMillan

President

The Borrower hereby requests to draw upon funds provided by the Lender according to the Revolving Credit Note dated May 9, 2022.

Draw Amount:	$

Prior Draw Date:

Request No.:

Description of Use of Proceeds:

This draw request has been approved by the Borrower’s Board of Directors and is requested by an authorized representative of the Borrower.

Date:

By:
Name:
Title:

Laredo Oil, Inc.

I hereby ___ approve / ___ disapprove this draw request in the amount of $                                               .

Date:

By:
Name:
Title:

AEI Management, Inc.

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AEI Mangagement, Inc. Revolving Credit Note - Laredo Oil, Inc.

EXHIBIT ‘B’

CONVERSION NOTICE

To:	Laredo Oil, Inc.

2021 Guadalupe Street

Suite 260

Austin, TX 78705

Attn:	Bradley Sparks

Chief Financial Officer

The Noteholder hereby irrevocably exercises its right to convert $                                      principal amount and accrued interest of $                                      , of the Revolving Credit Note (the “Note”) dated May 9, 2022, into                                       shares of restricted common stock of the Borrower at the conversion price of $                     per share in accordance with the terms of the Note and directs that the Conversion Shares issuable and deliverable upon such conversion be registered in the name of the Noteholder on the books and records of the Borrower and delivered to the Noteholder.

The Noteholder hereby (i) acknowledges that the Conversion Shares have not been and, at the time of issuance to the undersigned, be registered under the Securities Act of 1933, as amended, or under any state securities laws, and (ii) hereby represents and warrants to the Borrower that the Noteholder is acquiring the Conversion Shares for its own account, for investment purposes only, and not with a view to or for sale in connection with any distribution of such Common Shares; and are transferrable only in accordance federal securities laws.

Dated: _____________________

_________________________________________

Signature of Noteholder

_________________________________________

Printed Name of Noteholder

________________________________________

Address of Noteholder

________________________________________

City, State, Zip

________________________________________

SSN, TIN, EIN

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AEI Mangagement, Inc. Revolving Credit Note - Laredo Oil, Inc.

REVOLVING CREDIT NOTE

Ledger

Date	Revolver Draw	Revolver Payment	Principal Balance	Notes

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AEI Mangagement, Inc. Revolving Credit Note - Laredo Oil, Inc.